UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 1, 2015

Contact:	Clifford H. Chen	Telephone: (808) 543-7300
	Manager, Investor Relations & Strategic Planning	E-mail: ir@hei.com

Leading Proxy Advisory Firm ISS Recommends Vote “FOR” Proposed Merger of Hawaiian Electric Industries with NextEra Energy

HONOLULU, May 1, 2015 – Hawaiian Electric Industries, Inc. (NYSE:HE) (“HEI”) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, is recommending that HEI shareholders vote “FOR” the proposed merger with NextEra Energy, Inc. (NYSE:NEE) at HEI’s Special Meeting of Shareholders scheduled for May 12, 2015.

In recommending that HEI shareholders vote “FOR” the proposed merger, ISS stated:

“Clean energy has the highest potential growth, and the company has been investing recently to help achieve the state of Hawaii’s 40% clean energy goal by 2030.  The NextEra merger will likely prove beneficial, as it is the largest wind and sun renewable energy generator in North America. Hawaiian Electric[‘]s probability of success to implement and execute its clean energy strategy appears much higher if merged with NextEra.”*

The ISS report also stated:

“Given this, and the fact that shareholders are receiving a $0.50 special dividend and spin-off interest in the banking business, a vote FOR this proposal is warranted.”*

“We are pleased that ISS has endorsed our pending merger with NextEra Energy that provides significant value to HEI shareholders, our customers and our communities,” said Connie Lau, president and chief executive officer and chairman of the boards of American Savings Bank and Hawaiian Electric.  “ISS’ recommendation further supports HEI’s view that joining with NextEra Energy will strengthen and accelerate Hawaii’s clean energy transformation, while delivering substantial customer benefits, including lower costs.”

The Special Meeting of HEI shareholders is scheduled for Tuesday, May 12, 2015, at 9:30 a.m. Hawaii Time.  The meeting will be held at the American Savings Bank Tower, located at 1001 Bishop Street in Honolulu, Hawaii.  HEI shareholders of record as of the close of business on March 23, 2015 are entitled to attend the Special Meeting and vote on the proposals.

Hawaiian Electric Industries, Inc.

May 1, 2015

HEI’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS HEI SHAREHOLDERS VOTE “FOR” THE PROPOSED MERGER WITH NEXTERA ENERGY

Every share counts and every vote is essential to ensure that HEI shareholders, customers and the state of Hawaii receive the benefits of the merger.  Please vote today.  The affirmative vote of holders of 75 percent of HEI’s outstanding shares is required to approve the proposal to adopt the merger agreement. Please take a moment to vote “FOR” the proposal to adopt the merger agreement today - by telephone, by Internet or by signing, dating and returning the proxy card. Not voting or selecting “abstain” generally counts as a negative vote on the merger proposal, so it is essential for all shareholders to vote in order for the 75% requirement to be achieved.

For more information, please see HEI’s definitive proxy statement, which is filed with the Securities and Exchange Commission.  HEI urges shareholders to review the definitive proxy statement and other materials as they contain important detailed information about the merger agreement and the reasons why the HEI Board approved the merger agreement.  Shareholders who have any questions or need assistance voting their shares should contact HEI’s proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 853-1834 or via email at gfequiere@dfking.com or HEI’s Shareholder Services Department, toll-free at (866) 672-5841 or via email at invest@hei.com

* Permission to use quotations from the ISS report was neither sought nor obtained.

Hawaiian Electric Industries, Inc.

HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.

Hawaiian Electric Industries, Inc.

May 1, 2015

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Hawaiian Electric Industries, Inc.

May 1, 2015

Additional Information and Where To Find It

In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

Hawaiian Electric Industries Contact

Investor Relations

Cliff Chen

Manager, Investor Relations & Strategic Planning

(808) 543-7300

IR@hei.com

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